Exhibit No. 24





                            PPG INDUSTRIES, INC.

                             POWER OF ATTORNEY
                        (Deferred Compensation Plan)


          I, ERROLL B. DAVIS, JR., a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, W. H. Hernandez, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Deferred Compensation Payment Obligations of the Corporation, and an indeterminate number of shares of the Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Deferred Compensation Plan.

          WITNESS my hand this 20th day of September, 1995.




                                                 /s/ Erroll B. Davis, Jr.
                                                     ERROLL B. DAVIS, JR.

                                                          Exhibit No. 24





                             PPG INDUSTRIES, INC.

                              POWER OF ATTORNEY
                         (Deferred Compensation Plan)


          I, STANLEY C. GAULT, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, W. H. Hernandez, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Deferred Compensation Payment Obligations of the Corporation, and an indeterminate number of shares of the Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Deferred Compensation Plan.

          WITNESS my hand this 20th day of September, 1995.




                                                 /s/ Stanley C. Gault
                                                     STANLEY C. GAULT

                                                         Exhibit No. 24





                           PPG INDUSTRIES, INC.

                            POWER OF ATTORNEY
                       (Deferred Compensation Plan)


          I, MICHELE J. HOOPER, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, W. H. Hernandez, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Deferred Compensation Payment Obligations of the Corporation, and an indeterminate number of shares of the Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Deferred Compensation Plan.

          WITNESS my hand this 20th day of September, 1995.




                                                     /s/ Michele J. Hooper
                                                         MICHELE J. HOOPER

                                                      Exhibit No. 24





                            PPG INDUSTRIES, INC.

                             POWER OF ATTORNEY
                       (Deferred Compensation Plan)


          I, STEVEN C. MASON, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, W. H. Hernandez, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Deferred Compensation Payment Obligations of the Corporation, and an indeterminate number of shares of the Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Deferred Compensation Plan.

          WITNESS my hand this 20th day of September, 1995.




                                                  /s/ Steven C. Mason
                                                      STEVEN C. MASON

                                                         Exhibit No. 24





                           PPG INDUSTRIES, INC.

                            POWER OF ATTORNEY
                      (Deferred Compensation Plan)


          I, HAROLD A. MCINNES, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, W. H. Hernandez, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Deferred Compensation Payment Obligations of the Corporation, and an indeterminate number of shares of the Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Deferred Compensation Plan.

          WITNESS my hand this 20th day of September, 1995.




                                               /s/ Harold A. McInnes
                                                   HAROLD A. MCINNES

                                                        Exhibit No. 24





                           PPG INDUSTRIES, INC.

                            POWER OF ATTORNEY
                      (Deferred Compensation Plan)


          I, ROBERT MEHRABIAN, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, W. H. Hernandez, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Deferred Compensation Payment Obligations of the Corporation, and an indeterminate number of shares of the Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Deferred Compensation Plan.

          WITNESS my hand this 20th day of September, 1995.




                                                  /s/ Robert Mehrabian
                                                      ROBERT MEHRABIAN

                                                        Exhibit No. 24





                         PPG INDUSTRIES, INC.

                          POWER OF ATTORNEY
                    (Deferred Compensation Plan)


          I, VINCENT A. SARNI, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, W. H. Hernandez, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Deferred Compensation Payment Obligations of the Corporation, and an indeterminate number of shares of the Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Deferred Compensation Plan.

          WITNESS my hand this 20th day of September, 1995.




                                              /s/ Vincent A. Sarni
                                                  VINCENT A. SARNI

                                                      Exhibit No. 24





                        PPG INDUSTRIES, INC.

                         POWER OF ATTORNEY
                    (Deferred Compensation Plan)


          I, DAVID G. VICE, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, W. H. Hernandez, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Deferred Compensation Payment Obligations of the Corporation, and an indeterminate number of shares of the Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Deferred Compensation Plan.

          WITNESS my hand this 20th day of September, 1995.




                                                   /s/ David G. Vice
                                                       DAVID G. VICE

                                                          Exhibit No. 24





                         PPG INDUSTRIES, INC.

                          POWER OF ATTORNEY
                     (Deferred Compensation Plan)


          I, DAVID R. WHITWAM, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Jerry E. Dempsey, W. H. Hernandez, Guy A. Zoghby and H. Kennedy Linge, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Deferred Compensation Payment Obligations of the Corporation, and an indeterminate number of shares of the Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Deferred Compensation Plan.

          WITNESS my hand this 20th day of September, 1995.




                                                  /s/ David R. Whitwam
                                                      DAVID R. WHITWAM